UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2008

ORCA INTERNATIONAL LANGUAGE SCHOOLS INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

333-145195

(Commission File Number)

N/A

(IRS Employer Identification No.)

1685 - 58A Street, Delta BC Canada V4L 1X5

(Address of principal executive offices and Zip Code)

604-817-0534

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2008, we appointed Mr. Xin Li to be a director of our company.

Also on September 9, 2008, Paul Clark, Qiang Benjamin Han and Sherri Ann Macdonald resigned as directors of our company. There were no disagreements among Paul Clark, Qiang Benjamin Han, Sherri Ann Macdonald, our company or our company’s board of directors on any matter relating to our company’s operations, policies or practices and there were no disagreements on any matter relating to the resignation of Paul Clark, Qiang Benjamin Han and Sherri Ann Macdonald as directors of our company. Our board of directors currently consists of Xin Li and Stuart Wooldridge.

Also on September 9, 2008, Stuart Wooldridge resigned as our president and secretary. Xin Li will act as our president, CEO, secretary, and treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCA INTERNATIONAL LANGUAGE SCHOOLS INC.

/s/ Xin Lin

Xin Li

President, Secretary and Treasurer

Date: September 11, 2008